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                                                                      EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Craig H. Neilsen, President and Chief Executive Officer of Ameristar Casinos, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2003   /s/ CRAIG H. NEILSEN
                         -------------------------------------------------------
                         Craig H. Neilsen
                         President and Chief Executive Officer of
                         Ameristar Casinos, Inc.

        On this 14th day of August 2003, Craig H. Neilsen directed Connie Wilson, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by Connie Wilson, and in our presence, Craig H. Neilsen declared to us that he adopted it as his own signature.

                                     /s/ MARGENE OTTEN
                                     ----------------------------------
                                     Witness

                                     /s/ VICKIE KOLIAS
                                     ----------------------------------
                                     Witness

        STATE OF NEVADA      )

                                    :ss

        COUNTY OF CLARK      )

                I, Janet Catron, Notary Public in and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the person whose name is subscribed to the within instrument in his capacity as President and Chief Executive Officer of Ameristar Casinos, Inc. Craig H. Neilsen, who being unable due to physical incapacity to sign his own name or offer his mark, did direct Connie Wilson, in his presence, as well as my own, to sign the foregoing document as "Craig H. Neilsen." Craig H. Neilsen, after viewing his name as signed by Connie Wilson, thereupon adopted it as his own by acknowledging to me his intention to so adopt it as if he had personally executed the same, and


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        further acknowledged to me that he executed the same as the President and Chief Executive Officer of Ameristar Casinos, Inc.

                IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 14th day of August, 2003.

                                            /s/ JANET CATRON
                                            -----------------------------------
                                            Notary Public
                                            Residing at:  Las Vegas


My Commission Expires:
May 9, 2005
--------------------------


I, Thomas M. Steinbauer, Senior Vice President of Finance, Chief Financial Officer and Treasurer of Ameristar Casinos, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2003   /s/ THOMAS M. STEINBAUER
                         ---------------------------------------------------
                         Thomas M. Steinbauer
                         Senior Vice President of Finance, Chief Financial
                         Officer and Treasurer of Ameristar Casinos, Inc.


                                This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
                                Section 18 of the Securities Exchange Act of
                                1934, as amended.